UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-02896

Exact name of registrant as specified in charter:	Dryden High Yield Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2006

Date of reporting period:	12/31/2006

Item 1—Reports to Stockholders—[INSERT REPORT]

Dryden High Yield Fund, Inc.

DECEMBER 31, 2006	ANNUAL REPORT

FUND TYPE

Junk bond

OBJECTIVES

Current income, and capital appreciation as a secondary objective

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

February 16, 2007

Dear Shareholder:

We hope you find the annual report for the Dryden High Yield Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden High Yield Fund, Inc.

Dryden High Yield Fund, Inc.	1

Your Fund’s Performance

Fund objectives

The primary investment objective of the Dryden High Yield Fund, Inc. is to maximize current income. As a secondary objective, the Fund seeks capital appreciation, but only when consistent with the Fund’s primary investment objective of current income. There can be no assurance that the Fund will achieve its investment objectives.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50% (Class A shares).

Cumulative Total Returns as of 12/31/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	10.24%	54.50%	67.17%	—
Class B	9.70	50.73	58.71	—
Class C	9.69	50.72	58.70	—
Class R	10.45	N/A	N/A	13.74% (6/06/05)
Class Z	10.51	56.42	71.39	—
Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index[2]	10.76	62.49	90.02	**
Lipper High Current Yield Funds Avg.[3]	10.05	53.06	70.05	***

Average Annual Total Returns[4] as of 12/31/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	5.28%	8.09%	4.79%	—
Class B	4.70	8.41	4.73	—
Class C	8.69	8.55	4.73	—
Class R	10.45	N/A	N/A	8.53% (6/06/05)
Class Z	10.51	9.36	5.54	—
Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index[2]	10.76	10.20	6.63	**
Lipper High Current Yield Funds Avg.[3]	10.05	8.82	5.31	***

2	Visit our website at www.jennisondryden.com

Distributions and Yields as of 12/31/06
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.43	6.56%
Class B	$0.40	6.37
Class C	$0.40	6.37
Class R	$0.43	6.92
Class Z	$0.44	7.11

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns.

2Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index (Lehman High Yield 2% Issuer Capped Index) covers the universe of U.S. dollar-denominated, non-convertible, fixed-rate, non-investment-grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. Lehman High Yield 2% Issuer Capped Index Closest Month-End to Inception cumulative total return is 14.76% for Class R. Lehman High Yield 2% Issuer Capped Index Closest Month-End to Inception average annual total return is 9.09% for Class R.

3The Lipper High Current Yield Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper High Current Yield Funds category for the periods noted. Funds in the Lipper Average aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Lipper Average Closest Month-End to Inception cumulative total return is 14.25% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 8.77% for Class R.

4The average annual total returns take into account applicable sales charges. Class A, Class B, Class C and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 0.75%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. Returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the Lehman High Yield 2% Issuer Capped Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Dryden High Yield Fund, Inc.	3

Your Fund’s Performance (continued)

Five Largest Long-Term Issues expressed as a percentage of net assets as of 12/31/06
Ford Motor Credit Co., Notes, 7.875%, 06/15/10	1.7%
Accellent, Inc., Sr. Notes, 10.50%, 12/01/13	1.0
General Motors Acceptance Corp., Notes, 6.875%, 08/28/12	1.0
El Paso Corp., Sr. Notes, 7.00%, 05/15/11	0.9
Qwest Corp., Sr. Notes, 7.625%, 06/15/15	0.9

Issues reflect only long-term investments and are subject to change.

Credit Quality* expressed as a percentage of net assets as of 12/31/06
High Grade	3.0%
Ba	32.4
B	46.0
Caa or Lower	12.8
Not Rated**	18.5
Total Investments	112.7
Liabilities in excess of other assets	–12.7
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

**Approximately 16% of Not Rated is reflected in Short Term Money Markets.

Credit Quality is subject to change.

4	Visit our website at www.jennisondryden.com

Investment Subadviser’s Report

Prudential Investment Management, Inc.

High yield bonds notch a double-digit return in 2006

High yield corporate bonds turned in an outstanding performance in 2006, demonstrating once again why investors with a moderate to high tolerance for risk should consider owning shares in a mutual fund that invests primarily in these below-investment-grade debt securities. High yield bonds, commonly called “junk” bonds, led the U.S. fixed income market in 2006 by returning 11.85%, based on the Lehman Brothers U.S. Corporate High Yield Index. Another market gauge that limits bonds of any one company to 2% of its weight, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index (the benchmark Index), returned 10.76%. For the year, the Fund’s cumulative total returns lagged the benchmark Index, which does not include the effect of mutual fund operating expenses.

Money flowed into high yield bonds as investors from around the world searched for assets that provided attractive yields. This helped the high yield market absorb a record amount of newly issued bonds in 2006. Investors were also drawn to the market’s historically low default rate and the solid credit fundamentals of companies, many of which continued to generate free cash flow and carried positive cash balances on their financial statements. In addition, high yield bond prices gained as the Federal Reserve (the Fed) left short-term interest rates unchanged in the second half of the year, after repeatedly increasing rates in the first half of the year. The rate hikes were part of its latest campaign to slow economic growth enough to tame inflation. The target for the federal funds rate on overnight loans between banks was raised 17 consecutive times from June 2004 to June 2006, lifting the rate from 1.00% to 5.25%.

Overweight exposure to automotive bonds worked well

In the favorable investment environment, lower-quality high yield bonds outperformed those rated Ba and B, the two top rating categories of the high yield market based on Moody’s Investors Service. All major market sectors posted positive returns in 2006. Bonds of the troubled U.S. automotive industry performed particularly well even though General Motors Corp. (GM) and Ford Motor Co. (Ford) continued to lose market share in the United States.

The Fund benefited from its overweight exposure to the automotive industry versus its benchmark Index and from favorable security selection within the industry. It held bonds of GM and Ford, automakers that cut costs by shrinking their respective labor forces, and in the case of Ford, closing some North American factories. GM raised money by selling a controlling stake in General Motors Acceptance Corp., while Ford took out new loans to shore up its liquidity. Security selection was crucial among the bonds of auto parts suppliers. The Fund held Visteon Corp. bonds that performed well

Dryden High Yield Fund, Inc.	5

Investment Subadviser’s Report (continued)

as the auto parts supplier made progress toward restructuring its business, even though its bonds were downgraded by a major credit rating agency. On the other hand, the Fund avoided bonds of Dura Automotive Systems, which filed for bankruptcy in October 2006.

Airline bond exposure another positive for the Fund

The airline industry also performed well in 2006 after a difficult year in 2005. In the face of growing travel demand, carriers only added modestly to capacity, enabling them to raise ticket prices. They were also helped by a decline in fuel prices in the second half of the year. The Fund benefited from its exposure to bonds of Continental Airlines and AMR Corp.

Cautious approach to housing sector bonds worked well

The Fed’s campaign to tighten monetary policy weakened the interest-rate sensitive housing sector, which was a drag on U.S. economic growth in 2006. Bonds of homebuilders managed to stage a late-year rebound as a pickup in home sales and a shrinking inventory of new homes for sale lent credence to the view that the housing market was beginning to stabilize. Nevertheless, the Fund still benefited from having an underweight exposure to the industry versus the benchmark Index.

… but bonds in a related industry negatively affected the Fund

The U.S. housing slump also hurt Ainsworth, a Canadian forest products company whose bonds were held by the Fund. One of the products manufactured by Ainsworth is oriented strand board (OSB), a wood composite used in both commercial and residential construction. Ainsworth’s profit margins were squeezed as prices of OSB declined and as the company translated its profits from a weaker U.S. dollar into a stronger Canadian dollar.

Mixed impact from gaming, lodging, and healthcare bonds

In light of the slowdown in economic growth, we favored bonds of companies in defensive industries such as gaming, lodging, and healthcare, businesses that typically do well even when the economy loses steam. However, these bonds posted lackluster returns for two reasons. Some were of higher quality in a year when lower-quality high yield bonds carried the day. In addition, merger and acquisition (M&A) activity had a negative impact on lodging, healthcare, and gaming industry bonds.

A strong stock market and relatively low interest rates, which provide easy access to debt, helped fuel a surge in M&As, leveraged buyouts (LBOs), and other transactions that are generally not in the best interest of bondholders. For example, the Fund held Station Casinos Inc.’s bonds that came under pressure due to concern the company

6	Visit our website at www.jennisondryden.com

might take on large amounts of new debt to pay for a management-led buyout of the firm. HCA announced in July 2006 that it had agreed to a buyout offer from a group of investors. The Fund held HCA bonds that sold off during the summer then regained lost ground late in the year as favorable market conditions enabled the hospital company to sell billions of dollars in new bonds to help pay for the transaction. Thus, the HCA bonds had little impact on the Fund’s relative performance. By contrast, favorable security selection represented by bonds of Warner Chilcott Corp. and Skilled Healthcare Group Inc. largely offset the negative impact of the Fund’s overweight exposure to healthcare. The sector was rife with speculation about what firm would be the next takeover target after HCA.

Dryden High Yield Fund, Inc.	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2006, at the beginning of the period, and held through the six-month period ended December 31, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

8	Visit our website at www.jennisondryden.com

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden High Yield Fund, Inc.		Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,077.60	0.84%	$4.40
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28

Class B	Actual	$1,000.00	$1,074.80	1.34%	$7.01
	Hypothetical	$1,000.00	$1,018.45	1.34%	$6.82

Class C	Actual	$1,000.00	$1,074.80	1.34%	$7.01
	Hypothetical	$1,000.00	$1,018.45	1.34%	$6.82

Class R	Actual	$1,000.00	$1,079,70	1.09%	$5.71
	Hypothetical	$1,000.00	$1,019.71	1.09%	$5.55

Class Z	Actual	$1,000.00	$1,078.90	0.59%	$3.09
	Hypothetical	$1,000.00	$1,022.23	0.59%	$3.01

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2006, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2006 (to reflect the six-month period).

Dryden High Yield Fund, Inc.	9

Portfolio of Investments

as of December 31, 2006

	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

LONG-TERM INVESTMENTS 96.7%

ASSET BACKED SECURITIES 1.2%
Centurion CDO VII Ltd., Ser. 2004 -7A, Cl. D1, 144A (cost $5,000,000; purchased 4/14/04)	Ba2	12.09%	1/30/16	$5,000	(b)(k)	$5,399,471
CSAM Funding Corp. 1, Sub. Notes, Cl. D-2, 144A	Ba2	11.726(j)	3/29/16	7,000	(k)	7,042,000
Landmark IV CDO Ltd. (cost $3,500,000; purchased 9/23/04-6/15/05)	Ba2	11.51(j)	12/15/16	3,500	(b)(k)	3,674,453
Liberty Square Ltd., Ser. 2001-2A, Cl. D, 144A	Ba3	11.854(j)	6/15/13	3,320	(k)	1,709,651

Total asset backed securities						17,825,575

CORPORATE BONDS 91.9%

Aerospace/Defense 2.2%
BE Aerospace, Inc., Sr. Sub. Notes, Ser. B	B3	8.875	5/1/11	4,780	(f)	4,947,300
Bombardier, Inc. (Canada), Sr. Unsec’d Notes, 144A	Ba2	8.00	11/15/14	2,050	(f)(i)	2,101,250
DRS Technologies Inc., Gtd. Notes	B3	7.625	2/1/18	4,855	(f)	5,000,650
Esterline Technologies Corp., Sr. Sub. Notes	Ba3	7.75	6/15/13	2,650		2,703,000
K&F Acquisition, Inc., Sr. Sub. Notes	Caa1	7.75	11/15/14	3,325		3,424,750
L-3 Communications Corp., Sr. Sub. Notes	Ba3	7.625	6/15/12	7,825		8,098,875
Moog, Inc.	Ba3	6.25	1/15/15	2,000		1,940,000
Sequa Corp.	B2	9.00	8/1/09	375		401,250
Sequa Corp., Sr. Notes, Ser. B	B2	8.875	4/1/08	3,775		3,888,250
Standard Aero Holdings, Inc.	Caa1	8.25	9/1/14	755	(f)	762,550

						33,267,875

Airlines 0.9%
American Airlines, Inc., Certs., Ser. 91-A2	B3	10.18	1/2/13	2,000		2,020,000
AMR Corp., Notes	CCC+(a)	10.40	3/10/11	4,450		4,455,562

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	11

Portfolio of Investments

as of December 31, 2006 Cont’d.

	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Calair Capital LLC, Gtd. Sr. Notes	Caa1	8.125%	4/1/08	$2,980		$2,987,450
Continental Airlines, Inc., Certs., Ser. 981B	Ba2	6.748	9/15/18	3,448		3,413,994

						12,877,006

Automotive 4.6%
ArvinMeritor, Inc., Notes	Ba3	8.75	3/1/12	1,180	(f)	1,212,450
Ford Motor Co. Bank Loan	Ba3	8.36	12/12/13	5,000	(k)	5,003,125
Ford Motor Credit Co., Notes	B1	7.875	6/15/10	25,030		25,237,898
Ford Motor Credit Co., Sr. Notes	B1	9.875	8/10/11	5,300		5,668,488
General Motors Acceptance Corp., Notes	Caa1	7.20	1/15/11	9,900		9,603,000
General Motors Nova Fin., Notes	Caa1	6.85	10/15/08	3,865		3,845,675
Lear Corp., Sr. Notes, 144A	B3	8.75	12/1/16	2,830		2,734,488
TRW Automotive,
Sr. Notes	Ba3	9.375	2/15/13	5,737		6,152,933
Sr. Sub. Notes	B1	11.00	2/15/13	425	(f)	465,906
Visteon Corp.,
Notes	Caa2	7.00	3/10/14	2,080	(f)	1,820,000
Sr. Notes	Caa2	8.25	8/1/10	5,940	(f)	5,791,500

						67,535,463

Banking 0.6%
Halyk Savings Bank of Kazahstan, Notes, 144A (Kazakhstan)	Baa1	8.125	10/7/09	1,620	(i)	1,701,000
Kazkommerts Int’l. BV, (Netherlands),
Gtd. Notes, 144A	Baa1	7.00	11/3/09	2,210	(i)	2,237,625
Gtd. Notes, 144A	Baa1	8.50	4/16/13	4,435	(i)	4,762,081

						8,700,706

Building Materials & Construction 1.1%
D.R. Horton, Inc., Sr. Gtd. Notes	Baa3	8.00	2/1/09	325		340,314
Goodman Global Holdings, Inc., Sr. Notes	B1	8.36(j)	6/15/12	2,212		2,245,180
K Hovnanian Enterprises, Inc., Gtd. Sr. Notes	Ba1	6.25	1/15/15	2,380		2,261,000
KB Home, Sr. Sub. Notes	Ba2	8.625	12/15/08	6,075		6,312,023
Nortek, Inc., Sr. Sub. Notes	B3	8.50	9/1/14	5,040	(f)	4,939,200

						16,097,717

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Cable 4.5%
Cablevision Systems Corp., Sr. Notes, Ser. B	B3	8.00%	4/15/12	$850		$835,125
Callahan Nordrhein Westfalen (Germany),
Sr. Disc. Notes (Zero thru 7/15/05)	NR	16.00(l)	7/15/10	15,000	(e)(i)(k)	150
Sr. Notes	NR	14.00	7/15/10	6,900	(e)(i)(k)	69
Charter Communications Holding LLC,
Sr. Notes	Caa3	11.125	1/15/14	4,434	(f)	3,901,920
Sr. Notes	Caa3	13.50	1/15/14	2,000	(f)	1,965,000
Sr. Notes	Caa3	10.00	5/15/14	983	(f)	849,066
Sr. Notes	Caa3	11.75(l)	5/15/14	3,000		2,707,500
Sr. Notes	NR	11.00	10/1/15	125		127,813
Sr. Notes, 144A	Caa2	11.00	10/1/15	11,717		12,024,570
Charter Communications Holdings II,
Gtd. Notes, 144A	NR	10.25	10/1/13	2,406		2,562,390
Sr. Notes, Series B	Caa2	10.25	9/15/10	675		704,531
Sr. Notes	Caa2	10.25	9/15/10	3,000		3,138,750
Charter Communications Holding Bank Loan	B2	7.995	4/28/13	7,500	(k)	7,544,767
Charter Communications Operating LLC,
Sr. Notes, 144A	B3	8.375	4/30/14	2,670		2,786,813
CSC Holdings Inc.,
Deb.	B2	7.875	2/15/18	725		723,188
Deb.	B2	7.625	7/15/18	3,360		3,271,800
Sr. Notes	B2	7.875	12/15/07	4,500		4,556,250
Sr. Notes, Ser. B	B2	8.125	7/15/09	7,175		7,435,093
Sr. Notes, Ser. B	B2	7.625	4/1/11	1,450	(f)	1,477,188
Mediacom Broadband LLC, Series 144A	B3	8.50	10/15/15	1,750	(f)	1,771,875
Mediacom LLC	B3	9.50	1/15/13	800		824,000
Rogers Cable, Inc., Sr. Sec’d. Notes	Ba2	6.75	3/15/15	2,525		2,601,598
Videotron Ltee,
Gtd. Notes	Ba2	6.875	1/15/14	1,570		1,579,813
Sr. Notes	Ba2	6.375	12/15/15	3,525		3,445,688

						66,834,957

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	13

Portfolio of Investments

as of December 31, 2006 Cont’d.

	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Capital Goods 5.0%
ALH Finance LLC, Sr. Sub. Notes	B3	8.50%	1/15/13	$1,500		$1,473,750
Allied Waste North America, Inc.,
Gtd. Notes, Ser. B	B2	8.50	12/1/08	4,785	(f)	5,030,231
Sr. Notes	B2	7.25	3/15/15	1,395	(f)	1,396,744
Sr. Notes, Ser. B	B2	5.75	2/15/11	4,320	(f)	4,179,600
Sr. Notes, Ser. B	B2	9.25	9/1/12	5,127	(f)	5,447,438
Ashtead Capital, Inc., 144A	B3	9.00	8/15/16	2,985	(f)	3,193,950
Blount, Inc., Sr. Sub. Notes	B2	8.875	8/1/12	7,700		7,854,000
Case New Holland, Inc., Sr. Notes	Ba3	9.25	8/1/11	2,365		2,503,944
Columbus Mckinnon Corp., Sr. Sub. Notes	B2	8.875	11/1/13	3,245		3,423,475
Hertz Corp., Sr. Notes, 144A	B1	8.875	1/1/14	8,555		8,961,363
Holt Group, Inc., Sr. Notes	NR	Zero	1/15/06	8,120	(e)(k)	81
Invensys PLC (United Kingdom), Sr. Notes, 144A	B2	9.875	3/15/11	324	(i)	347,490
Johnson Diversey Holding, Inc.,
Sr. Disc. Notes	Caa1	Zero	5/15/13	2,495	(f)	2,407,675
Sr. Sub. Notes, Ser. B	B3	9.625	5/15/12	1,450	(f)	1,518,875
Manitowoc Co., Inc., Gtd. Notes	B2	10.50	8/1/12	6,216		6,674,430
RBS Global & Rexnord Corp., 144A	B3	9.50	8/1/14	2,600	(f)	2,704,000
Stena AB, (Sweden),
Sr. Notes	Ba3	9.625	12/1/12	3,225	(i)	3,434,625
Sr. Notes	Ba3	7.50	11/1/13	4,900	(f)(i)	4,838,750
Terex Corp., Sr. Sub. Notes	B1	9.25	7/15/11	1,845		1,930,331
TRISM, Inc., Sr. Sub. Notes	NR	12.00	2/15/05	435	(d)(e)(k)	4
United Rentals North America, Inc., Sr.	B1	6.50	2/15/12	6,750		6,665,625

						73,986,381

Chemicals 3.7%
Equistar Chemicals Funding LP,
Gtd. Notes	B1	10.125	9/1/08	3,565		3,787,813
Sr. Notes	B1	10.625	5/1/11	3,030		3,226,950
Huntsman Co. LLC, Gtd. Notes	Ba3	11.625	10/15/10	3,000		3,277,500
Huntsman International LLC,
Gtd. Notes	B2	9.875	3/1/09	4,096		4,218,880
Gtd. Notes	B2	11.50	7/15/12	660		744,150

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Ineos Group Holdings, Inc., Notes, 144A	B2	8.50%	2/15/16	$1,350	(f)	$1,289,250
Koppers, Inc., Gtd. Notes	B2	9.875	10/15/13	5,979		6,502,162
Lyondell Chemical Co., Gtd. Notes	Ba2	10.50	6/1/13	4,110	(f)	4,521,000
Momentive Performance Materials Inc.,
Sr. Notes, 144A	B3	9.75	12/1/14	3,000		3,000,000
Mosaic Co.,
Sr. Notes, 144A	B1	7.375	12/1/14	1,450		1,488,063
Sr. Notes, 144A	B1	7.625	12/1/16	1,850	(f)	1,917,063
Nalco Co.,
Sr. Sub. Notes	B3	8.875	11/15/13	3,275	(f)	3,467,406
Sr. Notes	B1	7.75	11/15/11	4,695		4,800,637
OM Group, Inc., Sr. Sub. Notes	B3	9.25	12/15/11	2,320	(f)	2,427,300
Rhodia SA (France), Sr. Notes	B2	10.25	6/1/10	2,523	(f)(i)	2,876,220
Sr. Sub. Notes	B3	8.875	6/1/11	3,398	(i)	3,584,890
Rockwood Specialties, Inc., Sr. Sub. Notes	B3	10.625	5/15/11	3,254		3,465,510

						54,594,794

Consumer 1.7%
Levi Straus & Co.,
Sec’d. Notes	B3	8.875	4/1/16	2,100	(f)	2,194,500
Sr. Notes	B3	12.25	12/15/12	2,230		2,480,875
Sr. Unsub. Notes	B3	10.122(j)	4/1/12	925		949,281
Playtex Products, Inc.	Caa1	9.375	6/1/11	5,675	(f)	5,916,188
Service Corp. Int’l.,
Sr. Notes	B1	7.00	6/15/17	2,000		2,025,000
Notes	B1	6.50	3/15/08	4,385		4,406,925
Simmons Bedding Co., Sr. Sub. Notes	B3	7.875	1/15/14	3,200	(f)	3,240,000
TDS Investor Corp., 144A	Caa1	11.875	9/1/16	2,245	(f)	2,301,125
West Corp., Sr. Sub. Notes, 144A	Caa1	11.00	10/15/16	1,600	(f)	1,616,000

						25,129,894

Electric 8.0%
AES Corp.,
Sec’d. Notes, 144A	Ba3	8.75	5/15/13	935		1,001,619
Sr. Notes	B1	9.50	6/1/09	6,635	(f)	7,099,450
Sr. Notes	B1	9.375	9/15/10	9,450		10,265,064

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	15

Portfolio of Investments

as of December 31, 2006 Cont’d.

	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

AES Eastern Energy LP, Certs., Ser. A	Ba1	9.00%	1/2/17	$5,675		$6,355,966
Aquila, Inc., Sr. Notes	B2	9.95	2/1/11	170		186,200
CMS Energy Corp.,
Sr. Notes	Ba3	9.875	10/15/07	1,250		1,289,063
Sr. Notes	Ba3	7.50	1/15/09	3,385		3,490,781
Sr. Notes	Ba3	8.50	4/15/11	4,060	(f)	4,415,250
Dynegy Holdings, Inc.	B2	8.375	5/1/16	5,640		5,922,000
Dynegy Holdings, Inc., Sr. Notes	B2	6.875	4/1/11	1,895		1,895,000
Edison Mission Energy, Sr. Notes	B1	7.73	6/15/09	8,510	(f)	8,807,850
Empresa Nacional de Electricidad SA (Chile), Notes	Baa3	8.625	8/1/15	5,650	(i)	6,649,705
Homer City Funding LLC, Gtd. Notes	Ba2	8.137	10/1/19	1,800		1,962,000
Midwest Generation LLC, Certs.,
Ser. A	Ba2	8.30	7/2/09	4,815	(k)	4,953,397
Ser. B	Ba2	8.56	1/2/16	697		768,506
Sec’d. Notes	Ba2	8.75	5/1/34	3,025		3,282,125
Mirant Americas Generation LLC, Sr. Note	Caa1	8.30	5/1/11	5,200		5,330,000
Mirant Corp., Sr. Notes, 144A	NR	Zero	7/15/49	2,600	(k)	26,000
Mirant North America LLC, Series WI	B2	7.375	12/31/13	2,375		2,410,625
Mission Energy Holding Co., Sec’d. Notes	B2	13.50	7/15/08	2,890		3,186,225
Nevada Power Co., Gen. & Ref. Mtg. Bkd., Ser. A	Ba1	8.25	6/1/11	2,465		2,692,734
NRG Energy, Inc.,
Sr. Notes	B1	7.375	2/1/16	10,050		10,100,250
Gtd. Notes	B1	7.375	1/15/17	4,100		4,110,250
Orion Power Holdings, Inc., Sr. Notes	B2	12.00	5/1/10	6,235		7,076,725
Reliant Energy Mid-Atlantic, Inc., Certs., Ser. C	Ba2	9.681	7/2/26	3,600		4,284,000
Reliant Resources, Inc., Sec’d. Notes	B2	9.50	7/15/13	205		219,863
Sierra Pacific Power Co.,
Ser. A	Ba1	8.00	6/1/08	325		334,018
Sr. Notes	B1	8.625	3/15/14	2,165	(f)	2,324,472
Teco Energy, Inc., Sr. Notes	Ba2	7.50	6/15/10	1,000		1,065,000

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

TXU Corp.,
Sr. Notes	Ba1	5.55%	11/15/14	$1,100		$1,044,275
Sr. Notes	Ba1	6.50	11/15/24	2,800		2,637,855
Utilicorp Finance Corp. (Canada), Sr. Notes	B2	7.75	6/15/11	2,375	(f)(i)	2,506,190
York Power Funding (Cayman Islands), Sr. Sec’d. Notes, 144A (cost $1,963,363; purchased 7/31/98)	D(a)	Zero	10/30/07	1,963	(b)(e)(i)(k)	221,467

						117,913,925

Energy—Integrated 0.1%
TNK-BP Finance, 144A	Baa2	7.50	7/18/16	2,000		2,127,500

Energy—Other 3.7%
Chesapeake Energy Corp.,
Sr. Notes	Ba2	7.00	8/15/14	2,650	(f)	2,693,063
Sr. Notes	Ba2	6.375	6/15/15	3,900		3,861,000
Sr. Notes	Ba2	6.875	1/15/16	4,925	(f)	4,968,094
Sr. Notes	Ba2	6.50	8/15/17	1,575		1,539,563
Compton Petroleum Corp.	B2	7.625	12/1/13	2,100		2,026,500
Encore Acquisition Co.,
Sr. Sub. Notes	B1	6.25	4/15/14	2,810		2,634,375
Sr. Notes	B1	6.00	7/15/15	300		273,750
Forest Oil Corp., Sr. Notes	B1	8.00	6/15/08	1,260		1,289,925
Hanover Equipment Trust, Sec’d. Notes, Ser. B	Ba3	8.75	9/1/11	6,990	(f)	7,287,074
Houston Exploration Co., Sr. Sub. Notes	B2	7.00	6/15/13	2,350		2,291,250
Magnum Hunter Resources, Inc., Sr. Notes	B1	9.60	3/15/12	460		483,575
Newfield Exploration Co.,
Sr. Sub. Notes	Ba3	6.625	9/1/14	4,560	(f)	4,560,000
Sr. Sub. Notes	Ba3	6.625	4/15/16	5,000		4,975,000
Parker Drilling Co., Sr. Notes	B2	9.625	10/1/13	3,900		4,275,375
Petrohawk Energy Corp., Notes	B3	9.125	7/15/13	4,100		4,305,000
Pioneer Natural Resource Co.,
Sr. Notes	Ba1	5.875	7/15/16	2,075		1,913,509
Sr. Notes	Ba1	6.875	5/1/18	3,000		2,900,688

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	17

Portfolio of Investments

as of December 31, 2006 Cont’d.

	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Pogo Producing Co., Sr. Sub. Notes	B1	6.875%	10/1/17	$1,270	(f)	$1,212,850
Pride International, Inc., Sr. Notes	Ba2	7.375	7/15/14	280		289,100
Tesoro Corp.,
Sr. Notes	Ba1	6.25	11/1/12	515		512,425
Sr. Notes	Ba1	6.625	11/1/15	550		545,875

						54,837,991

Foods 2.9%
Ahold Finance USA, Inc.	Ba1	6.875	5/1/29	650		637,000
Ahold Finance USA, Inc. (Netherlands), Notes	Ba1	8.25	7/15/10	1,840	(f)(i)	1,994,100
Alberton’s, Inc.,
Debs.	B1	7.45	8/1/29	2,850		2,784,447
Debs.	B1	8.70	5/1/30	1,850		1,932,270
Sr. Notes	B1	7.50	2/15/11	1,725		1,792,220
Aramark Services, Inc.	B2	5.00	6/1/12	3,075		2,634,712
Carrols Corp., Gtd. Notes	Caa1	9.00	1/15/13	425		434,563
Constellation Brands, Inc.	Ba2	7.25	9/1/16	3,125		3,210,938
Dean Foods Co., Gtd notes	Ba2	7.00	6/1/16	2,175		2,196,750
Del Monte Corp., Sr. Sub. Notes	B2	8.625	12/15/12	1,705	(f)	1,798,775
Delhaize America, Inc., Gtd. Notes	Ba1	8.125	4/15/11	4,325		4,665,619
Dole Food, Inc., Gtd. Notes	B3	7.25	6/15/10	555		528,638
Sr. Notes	B3	8.625	5/1/09	1,698		1,687,388
National Beef Packing Co., Sr. Notes	Caa1	10.50	8/1/11	3,050		3,217,749
Pathmark Stores, Inc., Gtd. Notes	Caa2	8.75	2/1/12	1,910		1,912,388
Pilgrim’s Pride Corp., Gtd. Notes	Ba3	9.625	9/15/11	2,075		2,168,375
Smithfield Foods, Inc.,
Sr. Notes	Ba3	8.00	10/15/09	405		423,225
Sr. Notes	Ba3	7.75	5/15/13	2,310	(f)	2,390,850
Sr. Notes	B1	8.125	6/15/12	1,995		2,024,925
Supervalu, Inc., Sr. Notes	B1	7.50	11/15/14	3,375	(f)	3,519,118

						41,954,050

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Gaming 5.2%
Aztar Corp., Sr. Sub. Notes	Ba3	7.875%	6/15/14	$5,620		$6,104,725
Boyd Gaming Corp.,
Sr. Sub. Notes	Ba3	8.75	4/15/12	2,800		2,926,000
Sr. Sub. Notes	Ba3	6.75	4/15/14	1,955		1,950,113
CCM Merger, Inc., Notes, 144A	B3	8.00	8/1/13	6,735	(f)	6,583,462
Harrah’s Operating Co., Inc.,
Gtd. Notes	Baa3	5.50	7/1/10	4,175		4,092,130
Gtd. Notes	Baa3	5.625	6/1/15	6,200		5,317,418
Gtd. Notes	Baa3	6.50	6/1/16	775		693,896
Isle of Capri Casinos, Inc.,
Sr. Sub. Notes	B1	9.00	3/15/12	2,010		2,100,450
Sr. Sub. Notes	B1	7.00	3/1/14	750		746,250
Mandalay Resort Group,
Sr. Notes	Ba2	9.50	8/1/08	2,050		2,152,500
Sr. Sub. Notes	B1	9.375	2/15/10	450		481,500
MGM Mirage, Inc.,
Gtd. Notes	Ba2	6.875	4/1/16	4,400	(f)	4,224,000
Gtd. Notes	B1	9.75	6/1/07	10,300		10,428,749
Gtd. Notes	Ba2	6.00	10/1/09	9,190	(f)	9,167,024
Sr. Notes	Ba2	5.875	2/27/14	1,250	(f)	1,156,250
Mohegan Tribal Gaming Authority,
Sr. Sub. Notes	Ba2	8.375	7/1/11	295	(k)	306,063
Sr. Sub. Notes	Ba2	8.00	4/1/12	4,510		4,696,038
Station Casinos Inc.,
Sr. Notes	Ba2	6.00	4/1/12	3,920		3,719,100
Sr. Notes	Ba2	7.75	8/15/16	2,075		2,090,563
Sr. Sub Notes	Ba3	6.50	2/1/14	805		715,444
Sr. Sub. Notes	Ba3	6.875	3/1/16	2,825		2,535,438
Sr. Sub Notes	Ba3	6.625	3/15/18	1,300		1,114,750
Trump Entertainment Resorts, Inc., Sec’d. Notes	Caa1	8.50	6/1/15	4,125	(f)	4,104,375

						77,406,238

Health Care & Pharmaceutical 6.8%
Accellent Inc., Sr. Notes	Caa1	10.50	12/1/13	14,650		15,199,375
Alliance Imaging, Inc., Sr. Sub. Notes	B3	7.25	12/15/12	3,250	(f)	3,087,500
Concentra Operating Corp., Gtd. Notes	B3	9.50	8/15/10	4,175		4,383,750

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	19

Portfolio of Investments

as of December 31, 2006 Cont’d.

	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Elan Finance PLC (Ireland), Sr. Unsec’d Notes, 144A	B3	8.875%	12/1/13	$3,100	(i)	$3,100,000
Fisher Scientific International, Inc., Sr. Sub. Notes	Baa3	6.125	7/1/15	1,800		1,779,494
Fresenius Med. Care Capital Trust, Gtd. Notes	B1	7.875	6/15/11	110		115,225
Hanger Orthopedic Group, Inc.	Caa2	10.25	6/1/14	2,700	(f)	2,787,750
HCA, Inc.,
Bank Loan	Ba3	8.125	11/14/13	8,000	(k)	8,087,696
Notes MTN	Caa1	8.70	2/10/10	550		569,342
Notes	Caa1	8.75	9/1/10	3,300		3,440,250
Notes MTN	Caa1	9.00	12/15/14	7,000		6,785,254
Notes	Caa1	7.69	6/15/25	490		405,574
Notes	Ba2	7.50	11/15/95	1,500		1,128,177
Sec’d. Notes, 144A	B2	9.25	11/15/16	8,000		8,570,000
Iasis Healthcare Capital Corp. LLC, Sr. Sub. Notes	B3	8.75	6/15/14	700		708,750
Inverness Medical Innovations, Inc., Sr. Sub. Notes	Caa1	8.75	2/15/12	3,205	(k)	3,333,200
MedQuest, Inc., Gtd. Notes	Caa1	11.875	8/15/12	735		606,375
Omnicare Inc., Sr. Sub. Notes	Ba3	6.125	6/1/13	650		622,375
Res Care , Inc., Sr. Notes	B1	7.75	10/15/13	1,000		1,025,000
Select Medical Corp., Sr. Sub. Notes	B2	7.625	2/1/15	3,875		3,216,250
Senior Housing Trust, Sr. Notes	Ba2	8.625	1/15/12	4,525		4,909,625
Skilled Healthcare Group Inc., Sr. Notes, 144A	Caa1	11.00	1/15/14	10,460		11,506,000
Tenet Healthcare Corp.	Caa1	9.25(j)	2/1/15	2,320	(f)	2,320,000
Ventas Realty LP,
Sr. Notes	Ba2	8.75	5/1/09	4,000		4,250,000
Sr. Notes	Ba2	9.00	5/1/12	1,880		2,124,400
Sr. Notes	Ba2	6.50	6/1/16	2,000	(f)	2,050,000
Warner Chilcott Corp., Gtd. Notes	Caa1	8.75	2/1/15	4,142		4,245,550

						100,356,912

Health Care Insurance 0.3%
Coventry Health Care, Inc.,
Sr. Notes	Ba1	5.875	1/15/12	800		789,878
Sr. Notes	Ba1	8.125	2/15/12	3,225		3,345,938

						4,135,816

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Lodging & Leisure 1.6%
Felcor Lodging LP, Gtd. Notes	Ba3	8.50%	6/1/11	$4,825		$5,138,625
Gaylord Entertainment Co., Sr. Notes	B3	8.00	11/15/13	2,175		2,256,563
Hilton Hotel Corp.,
Notes	Ba2	7.625	12/1/12	50		53,000
Sr. Notes	Ba2	7.50	12/15/17	450		468,000
Host Marriott LP,	Ba1	6.75	6/1/16	1,875		1,877,344
Sr. Notes	Ba1	7.125	11/1/13	5,510	(f)	5,633,975
Sr. Notes, Ser. M	Ba1	7.00	8/15/12	5,750		5,836,249
Royal Caribbean Cruises Ltd. (Liberia),
Sr. Notes	Ba1	8.75	2/2/11	850	(i)	929,008
Sr. Notes	Ba1	6.875	12/1/13	1,580	(i)	1,601,561

						23,794,325

Media & Entertainment 7.5%
AMC Entertainment Inc.,
Sr. Notes	B3	11.00	2/1/16	400		449,000
Sr. Sub. Notes	B3	8.00	3/1/14	4,075		4,044,438
Cinemark Inc., Sr. Notes	B3	Zero	3/15/14	2,400		2,061,000
Dex Media East LLC, Gtd. Notes	B2	12.125	11/15/12	10,690		11,772,362
Dex Media West LLC, Sr. Sub. Notes	B2	9.875	8/15/13	7,375		8,038,750
Dex Media, Inc., Notes	B3	8.00	11/15/13	2,645		2,724,350
DirecTV Holdings LLC	Ba3	6.375	6/15/15	3,084		2,956,785
Echostar DBS Corp.,
Sr. Notes	Ba3	6.375	10/1/11	1,025		1,018,594
Sr. Notes	Ba3	6.625	10/1/14	1,600		1,560,000
Sr. Notes	BB-(a)	7.125	2/1/16	5,625	(f)	5,625,000
Gray Television, Inc., Sr. Sub. Notes	B1	9.25	12/15/11	6,395		6,690,769
Idearc, Inc., Sr. Notes, 144A	B2	8.00	11/15/16	3,625		3,679,375
Intelsat Bermuda Ltd. (Bermuda),
Sr. Notes,	B2	8.25	1/15/13	8,675	(i)	8,805,124
Sr. Notes, 144A	B2	9.25	6/15/16	1,075	(f)	1,155,625
Sr. Notes, 144A	Caa1	11.25	6/15/16	7,625		8,368,438

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	21

Portfolio of Investments

as of December 31, 2006 Cont’d.

	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Medianews Group, Inc.,
Sr. Sub. Notes	B2	6.875%	10/1/13	$3,825		$3,461,625
Sr. Sub. Notes	B2	6.375	4/1/14	3,175		2,730,500
Morris Publishing Group LLC, Sr. Sub. Notes	B1	7.00	8/1/13	1,460		1,383,350
Nielsen Finance LLC, 144A	B3	10.00	8/1/14	2,175	(f)	2,357,156
Primedia, Inc., Sr. Notes	B2	8.875	5/15/11	1,775	(f)	1,810,500
Quebecor Media, Inc. (Canada), Sr. Notes	B2	7.75	3/15/16	4,820	(i)	4,922,425
Quebecor World Capital Corp. (Canada), Sr. Notes, 144A	B2	8.75	3/15/16	1,875	(i)	1,795,313
Quebecor World, Inc. (Canada), 144A	B2	9.75	1/15/15	1,675	(i)	1,685,469
Rainbow National Services LLC,
Sr. Notes, 144A	B3	10.375	9/1/14	325		361,156
RH Donnelley Corp.,
Sr. Disc. Notes	B3	6.875	1/15/13	3,000		2,876,250
Sr. Notes	B3	8.875	1/15/16	1,315		1,380,750
RH Donnelley Finance Corp. I, Sr. Sub. Notes, 144A (cost $5,689,500; purchased 11/26/02-5/9/05)	B2	10.875	12/15/12	5,675	(b)	6,185,750
Sinclair Broadcast Group, Inc., Sr. Sub. Notes	Ba3	8.75	12/15/11	3,490		3,642,688
Six Flags, Inc., Sr. Notes	Caa1	9.625	6/1/14	540		500,850
Vertis, Inc.,
Gtd. Notes, Ser. B	Caa1	10.875	6/15/09	1,090		1,095,450
Sec’d. Notes	B1	9.75	4/1/09	5,035		5,186,050
Warner Music Group, Inc., Sr. Sub. Notes	B2	7.375	4/15/14	1,175		1,163,250

						111,488,142

Metals 3.6%
AK Steel Corp.,
Gtd. Notes	B2	7.875	2/15/09	535	(f)	535,000
Gtd. Notes	B2	7.75	6/15/12	2,600	(f)	2,619,500
Aleris International Inc.,
Sr. Notes, 144A	B3	9.00	12/15/14	2,000	(f)	2,010,000
Sr. Notes, 144A	Caa1	10.00	12/15/16	1,000		1,002,500
Arch Western Finance LLC, Sr. Notes	B1	6.75	7/1/13	4,145		4,113,913

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Century Aluminum Co., Sr. Notes	B1	7.50%	8/15/14	$4,130		$4,186,788
Chaparral Steel Co., Sr. Unsec’d. Notes	B1	10.00	7/15/13	4,250		4,744,063
CSN Islands VII Corp. (Cayman Islands), Gtd. Notes, 144A	BB(a)	10.75	9/12/08	1,990	(i)	2,149,200
Gerdau AmeriSteel Corp. (Canada), Sr. Notes	Ba2	10.375	7/15/11	3,500		3,753,750
Indalex Hldg. Corp. Sec’d. Notes, 144A	Caa1	11.50	2/1/14	1,650		1,724,250
Ispat Inland ULC (Canada), Sec’d. Notes	Baa3	9.75	4/1/14	2,180	(i)	2,436,150
Metals USA, Inc.	B3	11.125(j)	12/1/15	7,400		8,130,749
Novelis, Inc., Sr. Notes, 144A	B2	8.25	2/15/15	5,120		4,953,599
PNA Group, Inc., 144A (cost $3,000,000; purchased 8/4/06)	B3	10.75	9/1/16	3,000	(b)(k)	3,101,250
Ryerson Tull, Inc., Sr. Notes	B3	8.25	12/15/11	2,495		2,476,288
Southern Copper Corp., Sr. Notes	Baa2	7.50	7/27/35	3,450		3,740,790
United States Steel LLC, Sr. Notes	Ba1	9.75	5/15/10	1,300		1,382,875

						53,060,665

Non Captive Finance 2.4%
General Motors Acceptance Corp.,
Notes	Ba1	6.875	9/15/11	10,800		11,077,539
Notes	Ba1	6.875	8/28/12	14,730		15,125,118
Notes	Ba1	6.75	12/1/14	7,070	(f)	7,261,830
Residential Capital Corp.	Baa3	6.375	6/30/10	2,170		2,195,254

						35,659,741

Packaging 2.8%
Berry Plastics Hldg. Corp.,
Sec’d., 144A	B2	9.235	9/15/14	1,750	(f)	1,771,875
Sec’d., 144A	B2	8.875	9/15/14	3,125		3,171,875
Crown Americas	B1	7.625	11/15/13	5,550		5,716,500
Graham Packaging Co., Inc.
Sr. Notes	Caa1	8.50	10/15/12	1,570	(f)	1,585,700
Sr. Sub. Notes	Caa1	9.875	10/15/14	4,575	(f)	4,620,750

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	23

Portfolio of Investments

as of December 31, 2006 Cont’d.

	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Greif Brothers Corp., Sr. Sub. Notes	Ba3	8.875%	8/1/12	$10,000		$10,500,000
Owens-Brockway Glass Container,
Gtd. Notes	Ba2	7.75	5/15/11	4,160		4,274,400
Sec’d. Notes	Ba2	8.75	11/15/12	6,730		7,133,800
Silgan Holdings, Inc., Sr. Sub. Notes	B1	6.75	11/15/13	2,717		2,662,660

						41,437,560

Paper 3.7%
Abitibi Consolidated, Inc. (Canada),
Notes	B2	5.25	6/20/08	2,300	(f)(i)	2,208,000
Notes	B2	8.55	8/1/10	4,155	(f)(i)	3,947,250
Notes	B2	7.75	6/15/11	850	(f)(i)	762,875
Notes	B2	6.00	6/20/13	1,435	(f)(i)	1,148,000
Ainsworth Lumber Co., Ltd. (Canada),
Sr. Notes	B2	9.122(j)	10/1/10	1,500	(f)(i)	1,267,500
Sr. Notes	B2	6.75	3/15/14	2,375	(f)(i)	1,805,000
Bowater Finance Corp. (Canada), Gtd. Notes	B2	7.95	11/15/11	2,025	(i)	1,984,500
Cascades, Inc. (Canada), Sr. Notes	Ba3	7.25	2/15/13	4,195	(i)	4,184,512
Catalyst Paper Corp.,
Sr. Notes	B2	8.625	6/15/11	5,615		5,685,187
Sr. Notes	B2	7.375	3/1/14	500		473,750
Cellu Tissue Holdings, Inc., Sec’d. Notes	B2	9.75	3/15/10	5,000		4,937,499
Domtar, Inc. (Canada),
Notes	B2	5.375	12/1/13	350	(i)	316,750
Sr. Notes	B2	7.875	10/15/11	1,465		1,519,938
Georgia-Pacific Corp., Deb.	B2	7.375	12/1/25	1,500		1,462,500
Georgia Pacific Corp., Gtd. Notes, 144A (cost $3,550,000; purchased 12/13/06)	Ba3	7.125	1/15/17	3,550	(b)	3,541,125
Glatfelter, Gtd. Notes	Ba1	7.125	5/1/16	1,250		1,256,250
Graphic Packaging Int’l, Inc.,
Sr. Notes	B2	8.50	8/15/11	2,210		2,287,350
Sr. Sub. Notes	B3	9.50	8/15/13	3,500	(f)	3,692,500

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Millar Western Forest Products Ltd. (Canada), Sr. Notes	B2	7.75%	11/15/13	$3,005	(i)	$2,696,988
Norampac, Inc. (Canada), Sr. Notes	Ba3	6.75	6/1/13	1,925	(i)	1,872,063
Stone Container Corp., Sr. Notes	B2	8.375	7/1/12	1,030	(f)	1,009,400
Stone Container Finance (Canada)	B2	7.375	7/15/14	2,175	(i)	2,022,750
Tembec Industries, Inc. (Canada), Gtd. Notes	Ca	7.75	3/15/12	3,580	(i)	2,094,300
Verso Paper Hldgs. LLC.,
Notes, 144A	B2	9.125	8/1/14	1,375	(f)	1,433,438
Notes, 144A	B2	9.1213	8/1/14	430		436,450

						54,045,875

Pipelines & Others 4.9%
Amerigas Partners LP/Amerigas Eagle Finance Corp., Sr. Notes	B1	7.125	5/20/16	3,550		3,550,000
El Paso Corp., Sr. Notes	B2	7.00	5/15/11	13,210		13,705,374
El Paso Production Holding Co., Sr. Notes	B1	7.75	6/1/13	6,875		7,192,969
Ferrellgas Partners LP, Sr. Notes	Ba3	6.75	5/1/14	750		729,375
Inergy LP/Inergy Finance Corp., Sr. Notes	B1	8.25	3/1/16	3,750		3,937,500
Pacific Energy Partners LP, Sr. Notes	Baa3	7.125	6/15/14	2,700		2,770,767
Targa Resources Inc., Gtd. Notes, 144A	B3	8.50	11/1/13	1,400		1,410,500
Tennessee Gas Pipeline Co.,
Deb.	Ba1	7.00	3/15/27	4,355		4,589,795
Deb.	Ba1	7.00	10/15/28	3,200		3,378,810
Deb.	Ba1	7.625	4/1/37	8,615		9,683,639
Williams Cos., Inc.,
Notes	Ba2	8.75	3/15/32	650		734,500
Notes	Ba2	7.125	9/1/11	10,275	(f)	10,686,000
Notes	Ba2	8.125	3/15/12	4,610		4,990,325
Notes	Ba2	7.875	9/1/21	4,365		4,681,463
Sr. Notes	Ba2	7.625	7/15/19	50		53,500
Williams Partners LP, 144A	Ba3	7.25	2/1/17	75		76,500

						72,171,017

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	25

Portfolio of Investments

as of December 31, 2006 Cont’d.

	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Retailers 2.0%
Asbury Automotive Group, Inc., Sr. Sub.	B3	8.00%	3/15/14	$1,650		$1,674,750
Couche-Tard Finance Corp.	Ba2	7.50	12/15/13	1,701		1,739,273
GSC Holdings,
Gtd. Notes	B1	9.247(j)	10/1/11	4,850		5,031,874
Gtd. Notes	B1	8.00	10/1/12	1,140	(f)	1,191,300
Jean Coutu Group (PJC), Inc.,
Sr. Notes	B3	7.625	8/1/12	275		289,438
Sr. Sub. Notes	Caa2	8.50	8/1/14	3,020	(f)	3,038,875
Neiman Marcus Group, Inc.,
Gtd. Notes	B2	9.00	10/15/15	2,870		3,131,888
Gtd. Notes	B3	10.375	10/15/15	1,845	(f)	2,052,563
Pantry, Inc., Sr. Sub. Notes	B3	7.75	2/15/14	2,825		2,842,656
Rite Aid Corp., Sec’d. Notes	B2	8.125	5/1/10	5,720		5,841,549
Stripes Acquisition LLC/Susser Finance Corp., Sr. Notes, 144A	B2	10.625	12/15/13	2,849		3,091,165

						29,925,331

Technology 5.6%
Amkor Technology, Inc., Sr. Notes	Caa1	7.125	3/15/11	1,475	(f)	1,375,438
Ampex Corp., Sec’d. Notes, PIK (cost $39,304; purchased 7/15/98)	NR	12.00	8/15/08	143	(b)(e)(k)	107,354
Avago Technologies Finance Pte (Singapore),
Sr. Notes, 144A	B2	10.125	12/1/13	4,500	(i)	4,803,750
Sr. Sub. Notes, 144A	Caa1	11.875	12/1/15	1,550	(f)(i)	1,697,250
Flextronics Int’l, Ltd. (Singapore),
Sr. Sub. Notes	Ba2	6.50	5/15/13	1,370	(i)	1,352,875
Sr. Sub. Notes	Ba2	6.25	11/15/14	1,500	(i)	1,447,500
Freescale Semiconductor, Inc.,
Sr. Notes, 144A	B1	9.125	12/15/14	8,000		7,949,999
Sr. Notes, 144A	B1	8.875	12/15/14	4,620		4,602,675
Sr. Sub. Notes, 144A	B2	10.125	12/15/16	9,075	(f)	9,086,343
Iron Mountain, Inc., Sr. Sub. Notes	B3	8.625	4/1/13	6,075		6,272,438

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Nortel Networks Corp. (Canada), Notes	B3	4.25%	9/1/08	$3,070	(f)(i)	$2,970,225
NXP Funding LLC,
Sec’d. Notes, 144A	Ba2	7.875	10/15/14	11,575	(f)	11,965,655
Sr. Notes, 144A	B2	9.50	10/15/15	5,275	(f)	5,406,875
Sensata Technologies, Inc., Sr. Notes, 144A	Caa1	8.25	5/1/14	8,135	(f)	7,809,600
Serena Software	Caa1	10.375	3/15/16	5,390		5,720,138
Spansion, LLC, Sr. Notes, 144A	Caa1	11.25	1/15/16	2,625	(f)	2,756,250
STATS ChipPAC Ltd., Sr. Notes	Ba2	6.75	11/15/11	1,670		1,636,600
Sungard Data Systems, inc.,
Notes	Caa1	9.9725	8/15/13	1,750	(f)	1,817,813
Gtd. Notes	Caa1	10.25	8/15/15	1,470		1,569,225
Unisys Corp., Sr. Notes	B2	8.00	10/15/12	1,290		1,275,488
Xerox Corp.,
Sr. Notes	Baa3	6.875	8/15/11	200		210,250
Sr. Sub. Notes	Baa3	6.40	3/15/16	1,175		1,199,969
Sr. Unsec’d Notes	Baa3	6.75	2/1/17	250		261,250

						83,294,960

Telecommunications 6.2%
Centennial Communications Corp.,
Sr. Notes	Caa1	10.00	1/1/13	1,285		1,366,919
Sr. Notes	B2	8.125	2/1/14	1,775	(f)	1,821,594
Cincinnati Bell, Inc.,
Gtd. Notes	Ba3	7.25	7/15/13	1,150		1,190,250
Sr. Sub. Notes	B2	8.375	1/15/14	2,345	(f)	2,409,488
Citizens Communications Co., Notes	Ba2	9.25	5/15/11	2,045		2,262,281
Sr. Notes	Ba2	6.25	1/15/13	5,085	(f)	4,989,656
Sr. Notes	Ba2	9.00	8/15/31	525		569,625
Cricket Communications Inc., Sr. Notes, 144A	Caa2	9.375	11/1/14	3,150		3,323,250
Dobson Cellular Systems, Inc., Sec’d. Notes	Ba3	8.375	11/1/11	1,925		2,028,469
Dobson Communications Corp., Sr. Notes	Caa2	9.624(j)	10/15/12	945		963,900

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	27

Portfolio of Investments

as of December 31, 2006 Cont’d.

	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Hawaiian Telcom Communication, Inc.,
Sr. Notes	B3	9.75%	5/1/13	$1,700	(f)	$1,704,250
Sr. Notes	B3	10.8894	5/1/13	1,650	(f)	1,650,000
Sr. Notes	B3	12.50	5/1/15	915	(f)	958,463
Level 3 Communications, Inc., Sr. Notes	CCC-(a)	11.50	3/1/10	850	(f)	901,000
Level 3 Financing, Inc.,
Sr. Notes	B2	12.25	3/15/13	10,475		11,862,937
Sr. Notes, 144A	B2	9.25	11/1/14	875		892,500
Nordic Teleco Holding, Inc., Sr. Notes, 144A	B2	8.875	5/1/16	4,720		5,050,400
Qwest Communications Int’l., Inc., Gtd. Notes	Ba3	7.50	2/15/14	6,700		6,901,000
Qwest Corp.,
Deb.	Ba1	7.50	6/15/23	450		453,375
Deb.	Ba1	6.875	9/15/33	1,025		978,875
Notes	Ba1	8.875	3/15/12	1,875		2,088,281
Sr. Notes	Ba1	7.875	9/1/11	4,450		4,739,250
Sr. Notes	Ba1	7.625	6/15/15	11,875		12,706,249
Sr. Unsec’d. Notes	Ba1	7.50	10/1/14	3,550		3,763,000
Rogers Wireless Communications, Inc. (Canada),
Sr. Sec’d. Notes	Ba2	9.625	5/1/11	5,100	(i)	5,788,500
Sr. Sec’d. Notes	Ba2	6.375	3/1/14	1,200	(i)	1,215,000
Sr. Sub. Notes	B1	8.00	12/15/12	225	(i)	240,188
Time Warner Telecom Hldgs.	B3	9.25	2/15/14	1,900		2,030,625
Ubiquitel Operating Co., Sr. Notes	NR	9.875	3/1/11	1,375		1,485,000
Windstream Corp., Sr. Notes, 144A	Ba3	8.625	8/1/16	5,000		5,475,000

						91,809,325

Tobacco 0.3%
Reynolds American Inc.,
Gtd. Notes	Ba3	7.30	7/15/15	2,000		2,075,888
Gtd. Notes	Ba3	7.625	6/1/16	2,220		2,352,165

						4,428,053

Total corporate bonds						1,358,872,219

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

LOAN PARTICIPATION 0.2%
Gazprom Oao (Russia), Sr. Notes	A3	10.50%	10/21/09	$2,080	(i)	$2,350,400

SOVEREIGN BONDS 1.5%
Republic of Argentina, Bonds	B3	3.00	4/30/13	5,963	(i)	4,597,569
Republic of Brazil, Notes	Ba2	8.75	2/4/25	3,650	(i)	4,507,750
Republic of Colombia, Notes	Ba2	10.00	1/23/12	4,531	(i)	5,323,925
Republic of Philippines, Notes	B1	9.375	1/18/17	6,260	(i)	7,715,450

Total sovereign bonds						22,144,694

	Shares
COMMON STOCKS(c) 1.1%
Classic Communications, Inc. (cost $0; purchased 5/3/99)	3,000	(b)(k)	30
Color Spot Nurseries, Inc. (cost $5,070,366; purchased 12/30/03)	57,197	(b)(k)	228,788
Embarq Corp.	2,933		154,158
IMPSAT Fiber Networks, Inc.	118,952		1,095,548
Link Energy LLC	20,000	(k)	500
Peachtree Cable Assoc. Ltd.	31,559	(k)	316
Premium Standard Farms, Inc. (cost $6,355,820; purchased 5/20/94)	549,593	(b)(k)	10,205,941
Sprint Nextel Corp.	58,675	(f)	1,108,371
Stage Stores, Inc.	218		6,625
TRISM, Inc.	27,543	(d)(k)	28
Xerox Corp.	231,870		3,930,197
York Research Corp.	15,105	(k)	15

Total common stocks			16,730,517

PREFERRED STOCKS 0.7%

Building Materials & Construction
New Millenium Homes LLC, Ser. A (cost $0; purchased 5/27/98)	2,000	(b)(d)(e)(k)	596,000

Cable
Adelphia Communications Corp.	20,000	(e)(k)	20
PTV, Inc., Ser. A, 10.00%	9	(e)	34

			54

Foods
AmeriKing, Inc., 13.00%	1,619	(e)(k)	2

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	29

Portfolio of Investments

as of December 31, 2006 Cont’d.

	Shares	Value (Note 1)

Media & Entertainment 0.7%
Ion Media Networks, Inc., 13.25%	1,251	$9,257,399

Total preferred stocks		9,853,455

	Expiration Date
WARRANTS (c)(k) 0.1%

Cable
TVN Entertainment (cost $5,615,000; purchased 10/21/04)	1/1/49	46,241(b)	26,820

Chemicals
Sterling Chemical, Inc.	8/15/08	5,450(d)	5

Consumer
IHF Holdings, Inc.	9/27/09	4,375	44

Gaming
Aladdin Gaming	3/1/10	30,000	30

Media & Entertainment
XM Satellite Radio, Inc., 144A		345	—	(†)

Technology
Viasystems Group, Inc.	1/10/31	166,335	17

Telecommunications 0.1%
Allegiance Telecom, Inc.	2/3/08	14,200	14
GT Group Telecom, Inc. (Canada), 144A (cost $0; purchased 1/27/00)	2/1/10	8,610(b)(d)(i)	9
Price Communications Corp.	8/1/07	17,200	995,209
Verado Holdings, Inc.	4/15/08	4,075	2,641
Versatel Telecom Int’l. NV (Netherlands)	5/15/08	10,000(i)	10

			997,883

Total warrants			1,024,799

Total long-term investments (cost $1,414,613,380)			1,428,801,659

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

	Shares	Value (Note 1)
SHORT-TERM INVESTMENTS 16.0%

Affiliated Mutual Funds 16.0%
Dryden Core Investment Fund—Short-Term Bond Series(h)	1,145,753	$11,468,986
Dryden Core Investment Fund—Taxable Money Market Series (includes $212,060,662 of cash collateral received for securities on loan)(g)(h)	224,999,549	224,999,549

Total short-term investments (cost $236,468,123)		236,468,535

Total Investments (m) 112.7% (cost $1,651,081,503; Note 5)		1,665,270,194
Liabilities in excess of other assets(n) (12.7%)		(187,557,060)

Net Assets 100.0%		$1,477,713,134

The following abbreviations are used in portfolio descriptions:

144A—Security was purchased pursuant to, Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

LLC—Limited Liability Company.

LP—Limited Partnership.

PIK—Payment-in-kind.

NR—Not Rated by Moody’s or Standard & Poor’s.

MTN—Medium Term Notes

†	Less than $0.50.
(a)	Standard & Poor’s rating.

The Fund’s current prospectus contains a description of Moody’s and Standard & Poor’s ratings.

(b)	Indicates a restricted security; the aggregate cost of such securities is $39,783,353. The aggregate value of $33,288,458 is approximately 2.3% of net assets.
(c)	Non-income producing security.
(d)	Consists of more than one class of securities traded together as a unit; generally bonds with attached stock or warrants.
(e)	Represents issuer in default on interest payments; non-income producing security.
(f)	All or portion of security is on loan. The aggregate market value of such securities is $206,348,460; cash collateral of $212,060,662 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(g)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(h)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Short Term Bond Series and the Dryden Core Investment Fund—Taxable Money Market Series.
(i)	US$ denominated foreign securities.
(j)	Floating rate bond. The coupon is indexed to a floating interest rate. The rate shown is the rate at December 31, 2006.

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	31

Portfolio of Investments

as of December 31, 2006 Cont’d.

(k)	Indicates a security that has been deemed illiquid.
(l)	The rate shown reflects the coupon rate after the step date.
(m)	As of December 31, 2006, 10 securities representing $1,180,824 and 0.1% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.
(n)	Liabilities in excess of other assets include net unrealized appreciation on credit default swaps.

Credit default swap agreements outstanding at December 31, 2006:

Counterparty(1)	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation
Merrill Lynch Capital Services, Inc.	09/20/2009	$2,000	4.65%	General Motors Corp. 7.125% 7/15/19	$97,463
Morgan Stanley Capital Services, Inc.	09/20/2010	2,500	4.20%	Lear Corp. 8.11% 5/15/09	91,781

					$189,244

(1)	Portfolio pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Affiliated Mutual Funds (including 14.4% of collateral received for securities on loan)	16.0%
Media & Entertainment	8.2
Electric	8.0
Health Care & Pharmaceutical	6.8
Telecommunications	6.2
Technology	5.6
Gaming	5.2
Capital Goods	5.0
Pipelines & Other	4.9
Automotive	4.6
Cable	4.5
Chemicals	3.7
Energy—Other	3.7
Paper	3.7
Metals	3.6
Foods	2.9
Packaging	2.8
Non Captive Finance	2.4
Aerospace/Defense	2.2
Retailers	2.0
Consumer	1.7
Lodging & Leisure	1.6
Sovereign Bonds	1.5
Asset Backed Securities	1.2
Building Materials & Construction	1.1
Common Stocks	1.1
Airlines	0.9
Banking	0.6
Health Care Insurance	0.3
Tobacco	0.3
Loan Participation	0.2
Energy—Integrated	0.1
Warrants	0.1

112.7
Liabilities in excess of other assets	(12.7)

100.0%

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	33

Statement of Assets and Liabilities

as of December 31, 2006

Assets
Investments, at value, including securities on loan of $206,348,460:
Unaffiliated investments (cost $1,414,613,380)	$1,428,801,659
Affiliated investments (cost $236,468,123)	236,468,535
Foreign currency, at value (cost $6,614)	6,732
Dividends and interest receivable	28,131,805
Receivable for investments sold	2,998,967
Receivable for Fund shares sold	228,741
Unrealized appreciation on swap agreements	189,244
Prepaid expenses	27,155

Total assets	1,696,852,838

Liabilities
Payable to broker for collateral for securities on loan	212,060,662
Payable for Fund shares reacquired	4,110,315
Income distribution payable	1,321,239
Management fee payable	588,461
Distribution fee payable	415,049
Transfer agent fee payable	119,905
Accrued expenses	407,731
Payable to custodian	78,308
Deferred directors' fees	38,034

Total liabilities	219,139,704

Net Assets	$1,477,713,134

Net assets were comprised of:
Common stock, at par	$2,549,190
Paid-in capital in excess of par	2,749,380,577

2,751,929,767
Undistributed net investment income	420,083
Accumulated net realized loss on investments and foreign currency transactions	(1,289,015,207)
Net unrealized appreciation on investments and foreign currencies	14,378,491

Net assets, December 31, 2006	$1,477,713,134

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share
($1,201,400,406 ÷ 207,206,443 shares of common stock issued and outstanding)	$5.80
Maximum sales charge (4.50% of offering price)	.27

Maximum offering price to public	$6.07

Class B
Net asset value, offering price and redemption price per share
($191,777,772 ÷ 33,130,865 shares of common stock issued and outstanding)	$5.79

Class C
Net asset value, offering price and redemption price per share
($54,036,271 ÷ 9,333,994 shares of common stock issued and outstanding)	$5.79

Class R
Net asset value, offering price and redemption price per share
($12,716 ÷ 2,190 shares of common stock issued and outstanding)	$5.81

Class Z
Net asset value, offering price and redemption price per share
($30,485,969 ÷ 5,245,490 shares of common stock issued and outstanding)	$5.81

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	35

Statement of Operations

Year Ended December 31, 2006

Net Investment Income
Income
Interest	$120,088,969
Unaffiliated dividends (net of foreign withholding taxes of $15,694)	2,051,986
Affiliated dividend income	1,742,342
Affiliated income from securities loaned, net	631,312

Total income	124,514,609

Expenses
Management fee	7,088,715
Distribution fee—Class A	3,014,639
Distribution fee—Class B	1,743,266
Distribution fee—Class C	419,593
Distribution fee—Class R	14
Transfer agent's fee and expenses (including affiliated expense of $1,337,296)	1,795,000
Custodian's fees and expenses	135,000
Reports to shareholders	80,000
Registration fees	69,000
Insurance	49,000
Directors’ fees	25,000
Legal fees and expenses	25,000
Audit fee	23,000
Loan interest expense (Note 2)	15,206
Miscellaneous	29,254

Total expenses	14,511,687

Net investment income	110,002,922

Realized And Unrealized Gain (Loss) On Investments, Foreign Currency Transactions And Swaps
Net realized gain (loss) on:
Investment transactions	(17,327,430)
Foreign currency transactions	(10,671)
Swaps	130,225

(17,207,876)

Net change in unrealized appreciation (depreciation) on:
Investments	54,995,452
Foreign currencies	8,529
Swaps	405,214

55,409,195

Net gain on investments and foreign currency transactions	38,201,319

Net Increase In Net Assets Resulting From Operations	$148,204,241

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended December 31,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$110,002,922	$123,038,359
Net realized loss on investments and foreign currency transactions	(17,207,876)	(11,527,899)
Net change in unrealized appreciation (depreciation) of investments and foreign currencies	55,409,195	(65,106,834)

Net increase in net assets resulting from operations	148,204,241	46,403,626

Dividends from net investment income (Note 1)
Class A	(91,121,822)	(95,762,363)
Class B	(16,383,182)	(26,303,722)
Class C	(3,945,884)	(4,909,702)
Class R	(214)	(105)
Class Z	(2,079,925)	(2,247,078)

	(113,531,027)	(129,222,970)

Fund share transactions (net of share conversions) (Note 7)
Net proceeds from shares sold	87,023,047	179,013,491
Net asset value of shares issued in reinvestment of dividends	63,955,471	71,944,019
Cost of shares reacquired	(327,430,048)	(479,150,992)

Net decrease in net assets from Fund share transactions	(176,451,530)	(228,193,482)

Total decrease	(141,778,316)	(311,012,826)

Net Assets
Beginning of year	1,619,491,450	1,930,504,276

End of year(a)	$1,477,713,134	$1,619,491,450

(a) Includes undistributed net investment income of:	$420,083	$112,801

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	37

Notes to Financial Statements

Dryden High Yield Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed-income securities which, in the opinion of the Fund’s investment adviser, do not subject the Fund to unreasonable risks. As a secondary investment objective, the Fund seeks capital appreciation but only when consistent with its primary objective. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer’s inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange are valued at the last price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by the Board of Directors. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from

38	Visit our website at www.jennisondryden.com

yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from the security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by the Fund at the end of the fiscal period may include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Swap Agreements: The Fund may enter into interest rate swap agreements, forward swap spread lock agreements, and credit default swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap.

Dryden High Yield Fund, Inc.	39

Notes to Financial Statements

Cont’d

The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap agreement, one party (the protection buyer) makes a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The maximum amount of the payment may equal the notional, at par, of the underlying index or security as a result of a default (or “credit event”). In addition to bearing the risk that the credit event will occur, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on it’s obligation to perform. The swaps are valued daily at current market value and any change in value is included in net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Loan Participations: The Fund may invest in loan participations, another type of restricted security. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the closing daily rates of exchange;

40	Visit our website at www.jennisondryden.com

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period-ended exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Dryden High Yield Fund, Inc.	41

Notes to Financial Statements

Cont’d

Forward currency contracts involve elements of both market and credit risk in excess of the amounts reported on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss) (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: For federal income taxes purposes, it is Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and makes distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may

42	Visit our website at www.jennisondryden.com

differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50% of 1% of the Fund’s average daily net assets up to $250 million, .475% of 1% of the next $500 million, .45% of 1% of the next $750 million, .425% of 1% of the next $500 million, .40% of 1% of the next $500 million, .375% of 1% of the next $500 million and .35% of 1% of the Fund’s average daily net assets in excess of $3 billion. The effective management fee rate was .47 of 1% for the year ended December 31, 2006.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, .75 of 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. For the

Dryden High Yield Fund, Inc.	43

Notes to Financial Statements

Cont’d

year ended December 31, 2006, PIMS contractually agreed to limit such fees to .25 of 1%, .75 of 1% and .50 of 1% of the average daily net assets of the Class A, Class C and Class R shares, respectively.

PIMS has advised the Fund that it has received approximately $499,000 in front-end sales charges resulting from sales of Class A shares, during the year ended December 31, 2006. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 2006, it received approximately $278,000 and $4,100 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of ..0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund utilized the line of credit during the year ended December 31, 2006. The average daily balance for the nine days the Fund had an outstanding balance was approximately $10,813,000 at a weighted average interest rate of approximately 5.70%.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

44	Visit our website at www.jennisondryden.com

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended December 31, 2006, the Fund incurred approximately $279,200 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended December 31, 2006, PIM has been compensated approximately $270,600 for these services.

The Fund invests in the Taxable Money Market Series and the Dryden Short-Term Core Bond Series, separate portfolios of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. Taxable Money Market Series and the Dryden Short-Term Core Bond Series are mutual funds registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2006 aggregated $582,056,353 and $731,856,773, respectively.

As of December 31, 2006, the Fund has securities on loan with an aggregate market value of $206,348,460. The Fund received $212,060,662 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Note 5. Tax Information

In order to present undistributed net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions. For the year ended December 31, 2006, the adjustments were to increase undistributed net investment income by $3,835,387, increase accumulated net realized loss on investments and foreign currency transactions by $740,939 and decrease paid-in capital in excess of par by

Dryden High Yield Fund, Inc.	45

Notes to Financial Statements

Cont’d

$3,094,448 due to reclassification of foreign currencies, the difference in the treatment of accreting market discount and premium amortization, write-off of capital loss carryforward pursuant to the Internal Revenue Code Section 382 and other book to tax adjustments. Net investment income, net realized gains and net assets were not affected by this change.

For the years ended December 31, 2006 and December 31, 2005, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets were $113,531,027 and $129,222,970 of ordinary income, respectively.

As of December 31, 2006, the Fund had accumulated undistributed ordinary income of $464,717.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2006 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Appreciation	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation of Investments
$1,657,955,452	$70,582,560	$63,267,818	$7,314,742	$182,761	$7,497,503

The difference between book basis and tax basis is primarily attributable to the deferred losses on wash sales, difference in the treatment of accreting market discount and premium amortization. Other cost basis adjustments are attributable to the appreciation on foreign currencies and swaps.

For federal income tax purposes, the Fund had a capital loss carryforward at December 31, 2006 of approximately $1,282,105,000, of which $146,145,000 expires in 2007, $320,621,000 expires in 2008, $379,196,000 expires in 2009, $386,017,000 expires in 2010, $25,269,000 expires in 2013 and $24,857,000 expires in 2014. Approximately $2,658,000 of capital loss carryforward was written-off pursuant to the Internal Revenue Code Section 382. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration dates. In addition, as of December 31, 2006, the Fund elected to treat post-October capital losses of approximately $35,500 incurred in the two month period ended December 31, 2006, as having been incurred in the following fiscal year.

46	Visit our website at www.jennisondryden.com

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z Shares. Class A shares are subject to a maximum front-end sales charge (FESC) of 4.5% and all investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are subject to a CDSC of 1% if sold within 12 months of purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively to a limited group of investors.

The Fund is authorized to issue 3 billion shares of common stock, $.01 par value per share, divided into five classes, designated Class A, Class B, Class C, Class R and Class Z common stock. Of the authorized shares of common stock of the Fund, 750 million shares are designated Class A common stock, 750 million shares are designated Class B common stock, 750 million shares are designated Class C common stock, 375 million shares are designated Class R common stock and 375 million shares are designated Class Z common stock. As of December 31, 2006, Class R shares were not available to the public and the outstanding shares were seeded and owned by Prudential.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2006:
Shares sold	9,756,100	$55,192,932
Shares issued in reinvestment of dividends	9,057,150	51,553,831
Shares reacquired	(44,055,687)	(250,498,837)

Net increase (decrease) in shares outstanding before conversion	(25,242,437)	(143,752,074)
Shares issued upon conversion from Class B	11,469,694	65,213,888

Net increase (decrease) in shares outstanding	(13,772,743)	$(78,538,186)

Year ended December 31, 2005:
Shares sold	25,831,549	$147,620,981
Shares issued in reinvestment of dividends	9,513,870	54,534,631
Shares reacquired	(60,031,009)	(344,380,128)

Net increase (decrease) in shares outstanding before conversion	(24,685,590)	(142,224,516)
Shares issued upon conversion from Class B	20,252,757	116,489,971

Net increase (decrease) in shares outstanding	(4,432,833)	$(25,734,545)

Dryden High Yield Fund, Inc.	47

Notes to Financial Statements

Cont’d

Class B	Shares	Amount
Year ended December 31, 2006:
Shares sold	2,245,997	$12,756,096
Shares issued in reinvestment of dividends	1,436,594	8,160,974
Shares reacquired	(8,800,263)	(49,954,732)

Net increase (decrease) in shares outstanding before conversion	(5,117,672)	(29,037,662)
Shares reacquired upon conversion into Class A	(11,489,904)	(65,213,888)

Net increase (decrease) in shares outstanding	(16,607,576)	$(94,251,550)

Year ended December 31, 2005:
Shares sold	2,906,835	$16,977,800
Shares issued in reinvestment of dividends	2,183,749	12,509,546
Shares reacquired	(15,788,812)	(90,665,190)

Net increase (decrease) in shares outstanding before conversion	(10,698,228)	(61,177,844)
Shares reacquired upon conversion into Class A	(20,267,875)	(116,489,971)

Net increase (decrease) in shares outstanding	(30,966,103)	$(177,667,815)

Class C
Year ended December 31, 2006:
Shares sold	975,882	$5,559,668
Shares issued in reinvestment of dividends	382,715	2,174,798
Shares reacquired	(3,007,572)	(17,083,181)

Net increase (decrease) in shares outstanding	(1,648,975)	$(9,348,715)

Year ended December 31, 2005:
Shares sold	746,585	$4,311,636
Shares issued in reinvestment of dividends	474,202	2,715,167
Shares reacquired	(4,325,568)	(24,820,669)

Net increase (decrease) in shares outstanding	(3,104,781)	$(17,793,866)

Class R
Year ended December 31, 2006:
Shares sold	1,751	$10,159
Shares issued in reinvestment of dividends	4	23

Net increase (decrease) in shares outstanding	1,755	$10,182

Period ended December 31, 2005:*
Shares sold	435	$2,500

Net increase (decrease) in shares outstanding	435	$2,500

48	Visit our website at www.jennisondryden.com

Class Z	Shares	Amount
Year ended December 31, 2006:
Shares sold	2,376,052	$13,504,192
Shares issued in reinvestment of dividends	361,808	2,065,845
Shares reacquired	(1,741,855)	(9,893,298)

Net increase (decrease) in shares outstanding	996,005	$5,676,739

Year ended December 31, 2005:
Shares sold	1,755,003	$10,100,574
Shares issued in reinvestment of dividends	380,085	2,184,675
Shares reacquired	(3,362,015)	(19,285,005)

Net increase (decrease) in shares outstanding	(1,226,927)	$(6,999,756)

* Commenced operations on June 6, 2005.

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax Benefits or expenses resulting from tax provisions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until June 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Dryden High Yield Fund, Inc.	49

Financial Highlights

Class A
Year Ended December 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.67

Income (loss) from investment operations:
Net investment income	.41
Net realized and unrealized gain (loss) on investment transactions	.15

Total from investment operations	.56

Less Dividends and Distributions:
Dividends from net investment income	(.43)
Tax return of capital distributions	—

Total dividends and distributions	(.43)

Net asset value, end of year	$5.80

Total Return(a):	10.24%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,201,400
Average net assets (000)	$1,205,856
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	.86%
Expenses, excluding distribution and service (12b-1) fees	.61%
Net investment income	7.32%
For Classes A, B, C and Z shares:
Portfolio turnover rate	40%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

50	Visit our website at www.jennisondryden.com

Class A
Year Ended December 31,
2005	2004	2003	2002

$5.93	$5.80	$4.99	$5.57

.41	.41	.43	.47
(.24)	.14	.82	(.57)

.17	.55	1.25	(.10)

(.43)	(.42)	(.44)	(.48)
—	—	—	—

(.43)	(.42)	(.44)	(.48)

$5.67	$5.93	$5.80	$4.99

3.07%	9.93%	25.66%	(1.56)%

$1,251,927	$1,336,703	$1,364,999	$1,160,389
$1,287,410	$1,318,334	$1,268,769	$1,206,048

.90%	.89%	.90%	.90%
.65%	.64%	.65%	.65%
7.09%	7.08%	7.93%	9.13%

51%	55%	68%	50%

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	51

Financial Highlights

Cont’d

Class B
Year Ended December 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.66

Income (loss) from investment operations:
Net investment income	.38
Net realized and unrealized gain (loss) on investment transactions	.15

Total from investment operations	.53

Less Dividends and Distributions:
Dividends from net investment income	(.40)
Tax return of capital distributions	—

Total dividends and distributions	(.40)

Net asset value, end of year	$5.79

Total Return(a):	9.70%
Ratios/Supplemental Data:
Net assets, end of year (000)	$191,778
Average net assets (000)	$232,435
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.36%
Expenses, excluding distribution and service (12b-1) fees	.61%
Net investment income	6.82%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

52	Visit our website at www.jennisondryden.com

Class B
Year Ended December 31,
2005	2004	2003	2002

$5.92	$5.79	$4.98	$5.56

.38	.38	.40	.44
(.24)	.14	.82	(.57)

.14	.52	1.22	(.13)

(.40)	(.39)	(.41)	(.45)
—	—	—	—

(.40)	(.39)	(.41)	(.45)

$5.66	$5.92	$5.79	$4.98

2.54%	9.39%	25.08%	(2.07)%

$281,304	$477,841	$618,539	$610,615
$380,450	$545,044	$629,849	$720,123

1.40%	1.39%	1.40%	1.40%
.65%	.64%	.65%	.65%
6.57%	6.62%	7.44%	8.60%

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	53

Financial Highlights

Cont’d

Class C
Year Ended December 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.66

Income (loss) from investment operations:
Net investment income	.38
Net realized and unrealized gain (loss) on investment transactions	.15

Total from investment operations	.53

Less Dividends and Distributions:
Dividends from net investment income	(.40)
Tax return of capital distributions	—

Total dividends and distributions	(.40)

Net asset value, end of year	$5.79

Total Return(a):	9.69%
Ratios/Supplemental Data:
Net assets, end of year (000)	$54,036
Average net assets (000)	$55,946
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.36%
Expenses, excluding distribution and service (12b-1) fees	.61%
Net investment income	6.82%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.

See Notes to Financial Statements.

54	Visit our website at www.jennisondryden.com

Class C
Year Ended December 31,
2005	2004	2003	2002

$5.92	$5.79	$4.98	$5.56

.38	.38	.40	.44
(.24)	.14	.82	(.57)

.14	.52	1.22	(.13)

(.40)	(.39)	(.41)	(.45)
—	—	—	—

(.40)	(.39)	(.41)	(.45)

$5.66	$5.92	$5.79	$4.98

2.54%	9.39%	25.08%	(2.07)%

$62,127	$83,412	$97,291	$72,213
$70,914	$88,295	$90,157	$72,506

1.40%	1.39%	1.40%	1.40%
.65%	.64%	.65%	.65%
6.57%	6.61%	7.42%	8.65%

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	55

Financial Highlights

Cont’d

	Class R
	Year ended December 31, 2006	June 6, 2005(a) through December 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.67	$5.75

Income from investment operations:
Net investment income	.42	.23
Net realized and unrealized gain (loss) on investment transactions	.15	(.06)

Total from investment operations	.57	.17

Less Dividends and Distributions:
Dividends from net investment income	(.43)	(.25)
Tax return of capital distributions	—	—

Total dividends and distributions	(.43)	(.25)

Net asset value, end of period	$5.81	$5.67

Total Return(b):	10.45%	2.98%
Ratios/Supplemental Data:
Net assets, end of period (000)	$13	$2
Average net assets (000)	$3	$2
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.11%	1.15	%(d)
Expenses, excluding distribution and service (12b-1) fees	.61%	.65	%(d)
Net investment income	7.45%	6.75	%(d)

(a)	Commencement of operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	During the period, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(d)	Annualized.

See Notes to Financial Statements.

56	Visit our website at www.jennisondryden.com

This Page Intentionally Left Blank

Financial Highlights

Cont’d

Class Z
Year Ended December 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.68

Income (loss) from investment operations:
Net investment income	.43
Net realized and unrealized gain (loss) on investment transactions	.14

Total from investment operations	.57

Less Dividends and Distributions:
Dividends from net investment income	(.44)
Tax return of capital distributions	—

Total dividends and distributions	(.44)

Net asset value, end of period	$5.81

Total Return(a):	10.51%
Ratios/Supplemental Data:
Net assets, end of period (000)	$30,486
Average net assets (000)	$26,634
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	.61%
Expenses, excluding distribution and service (12b-1) fees	.61%
Net investment income	7.58%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

58	Visit our website at www.jennisondryden.com

Class Z
Year Ended December 31,
2005	2004	2003	2002

$5.94	$5.81	$5.00	$5.58

.43	.42	.44	.48
(.24)	.15	.82	(.57)

.19	.57	1.26	(.09)

(.45)	(.44)	(.45)	(.49)
—	—	—	—

(.45)	(.44)	(.45)	(.49)

$5.68	$5.94	$5.81	$5.00

3.32%	10.20%	25.94%	(1.30)%

$24,130	$32,548	$52,951	$45,609
$29,298	$32,828	$56,046	$43,494

.65%	.64%	.65%	.65%
.65%	.64%	.65%	.65%
7.32%	7.32%	8.17%	9.41%

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	59

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Dryden High Yield Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dryden High Yield Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004, were audited by another independent registered public accounting firm, whose report dated February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dryden High Yield Fund, Inc. as of December 31, 2006, and the results of its operations for the year ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2007

60	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (December 31, 2006) as to the federal income tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal period ended December 31, 2005, the Fund paid dividends for Class A, Class B, Class C, Class R and Class Z shares totaling $.43, $.40, $.40, $.43 and $.44 per share, of ordinary income, which is taxable as such, respectively.

The Fund intends to designate 100% of the ordinary dividends as qualified interest income under The American Jobs Creation Act of 2004.

In January 2007, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2006.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Dryden High Yield Fund, Inc.	61

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Dryden High Yield Fund, Inc. (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (54), Director since 2005(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Director since 2003(3) Oversees 77 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Director since 2003(3) Oversees 72 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Director since 1995(3) Oversees 74 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

62	Visit our website at www.jennisondryden.com

Stephen G. Stoneburn (63), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 74 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Director since 1996(3) Oversees 154 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 1996(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Dryden High Yield Fund, Inc.	63

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994-June 2000).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Directors, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

64	Visit our website at www.jennisondryden.com

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Directors and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden High Yield Fund, Inc.	65

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/06
	One Year	Five Years	Ten Years	Since Inception
Class A	5.28%	8.09%	4.79%	—
Class B	4.70	8.41	4.73	—
Class C	8.69	8.55	4.73	—
Class R	10.45	N/A	N/A	8.53% (6/06/05)
Class Z	10.51	9.36	5.54	—

Average Annual Total Returns (Without Sales Charges) as of 12/31/06
	One Year	Five Years	Ten Years	Since Inception
Class A	10.24%	9.09%	5.27%	—
Class B	9.70	8.55	4.73	—
Class C	9.69	8.55	4.73	—
Class R	10.45	N/A	N/A	8.53% (6/06/05)
Class Z	10.51	9.36	5.54	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden High Yield Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1996) and the account values at the end of the current fiscal year (December 31, 2006) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. It gives a broad look at how high yield (junk) bonds have performed. The index total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of junk bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.50% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden High Yield Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS

Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie, Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden High Yield Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden High Yield Fund, Inc.
Share Class	A	B	C	R	Z
NASDAQ	PBHAX	PBHYX	PRHCX	JDYRX	PHYZX
CUSIP	262438104	262438203	262438302	262438500	262438401

MF110E    IFS-A129919    Ed. 02/2007

Item 2—Code of Ethics—See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3—Audit Committee Financial Expert—

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4—Principal Accountant Fees and Services—

(a)	Audit Fees

For the fiscal years ended December 31, 2006 and December 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,100 and $22,100, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal year ended December 31, 2006, KPMG LLP (“KPMG”), the Registrant’s principal accountant, did not bill the Registrant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements. For the fiscal year ended December 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $913 for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements. Professional services rendered included those in connection with additional audit procedures related to the conversion of shareholder accounts.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

›	Annual Fund financial statement audits
›	Seed audits (related to new product filings, as required)
›	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

›	Accounting consultations
›	Fund merger support services
›	Agreed Upon Procedure Reports
›	Attestation Reports
›	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

›	Tax compliance services related to the filing or amendment of the following:
■	Federal, state and local income tax compliance; and,
■	Sales and use tax compliance
›	Timely RIC qualification reviews
›	Tax distribution analysis and planning
›	Tax authority examination services
›	Tax appeals support services
›	Accounting methods studies
›	Fund merger support services
›	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

›	Bookkeeping or other services related to the accounting records or financial statements of the Fund
›	Financial information systems design and implementation
›	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
›	Actuarial services
›	Internal audit outsourcing services
›	Management functions or human resources
›	Broker or dealer, investment adviser, or investment banking services
›	Legal services and expert services unrelated to the audit
›	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b)-(4)(d) that were approved by the audit committee—

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $317,300 and $50,087, respectively.

(h)	Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5—Audit Committee of Listed Registrants—Not applicable.

Item 6—Schedule of Investments—The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—Not applicable.

Item 8—Portfolio Managers of Closed-End Management Investment Companies—Not applicable.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers—Not applicable.

Item 10—Submission of Matters to a Vote of Security Holders—Not applicable.

Item 11—Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)	(1) Code of Ethics—Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act—Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1.—Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act—Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dryden High Yield Fund, Inc.

By (Signature and Title)*	/s/Deborah A. Docs
Deborah A. Docs Secretary

Date	February 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Judy A. Rice
Judy A. Rice President and Principal Executive Officer

Date	February 23, 2007

By (Signature and Title)*	/s/Grace C. Torres
Grace C. Torres Treasurer and Principal Financial Officer

Date	February 23, 2007

*	Print the name and title of each signing officer under his or her signature.